                                                                   EXHIBIT 10.56
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***


                               Assignment of the
                      TELECOMMUNICATIONS SYSTEM AGREEMENT
                         Dated January 26,1995 between
                            INTERSTATE FIBERNET and
                      SPRINT COMMUNICATIONS COMPANY L.P.

THIS ASSIGNMENT IS entered into and effective this 25 day of July, 1995, by and between Sprint Communications Company L.P., a Delaware Limited Partnership (hereinafter referred to as "Sprint"), with offices at 903 E. 104th Street, Kansas City, MO 64131, Interstate FiberNet, a Georgia General Partnership (hereinafter referred to as "IFN"), having an office at 910 First Avenue, West Point, GA 31833, and Gulf States FiberNet, a Georgia General Partnership (hereinafter referred to as "Assignee"), having an office at 910 First Avenue, West Point, GA 31833 with Interstate FiberNet and Sprint being collectively referred to herein as the "Parties".

WHEREAS the Parties entered into a Telecommunication System Agreement dated January 26, 1995 ("Agreement") which obligates IFN to design, engineer, construct or cause to be constructed, facilities and acquire appropriate interests in real property or other rights, all as may be required to provide, operate, and maintain a telecommunications fiber optic system between [____________] and [_________] (defined in the Agreement as the Route); and

WHEREAS IFN wishes to assign the Agreement to Assignee; and

WHEREAS pursuant to the Telecommunications System Agreement, IFN and Sprint entered into the following additional contracts:

     (i) Sprint Communications Company Facilities and Services Agreement made and entered into January 26, 1995;

     (ii) Telecommunications System Maintenance Agreement made and entered into as of January 26, 1995;

     (iii) Agreement for Use and Non-Disclosure of Confidential Information made effective as of January 26, 1995.

WHEREAS Sprint is willing to allow the assignment of all Agreements described above to Assignee;

NOW THEREFORE, in consideration of the rights and obligations set forth below, the Assignment is hereby consented and agreed to as follows:

1.0  ASSIGNMENT

     1.1 On January 26, 1995, IFN entered into a Telecommunication System Agreement ("Agreement"), Sprint Communications Company Facilities and Services Agreement, Telecommunications System Maintenance Agreement, and Agreement for Use and Non-Disclosure of Confidential Information,

Assignment of Telecommunications Systems Agreement
            collectively referenced hereinafter as "Agreements", and a copy of which are attached to this Assignment as Exhibit A.

     1.2 In accordance with Article 16.9 of the Agreement, IFN requests and Sprint hereby agrees to the assignment of the Agreement including all obligations thereunder to Assignee. IFN warrants that Assignee is an entity that can reasonably be expected to carry out the terms and conditions of the Agreements. IFN hereby assigns to Assignee all right, title and interest of IFN in and to the Agreements between IFN and Sprint.

     1.3 By its execution of this Assignment, Assignee agrees to accept the Agreements. Assignee agrees to assume and faithfully perform and discharge all the terms and obligations of IFN under the Agreements.

     1.4 Assignee hereby warrants that it has the financial wherewithall to carry out the obligations required by the Agreements. In this regard, Assignee represents and warrants that the copies of the financial statements that are attached to this Assignment as Exhibit B have been prepared from the books and records of Assignee and fairly present the results of operations and financial condition of Assignee at the respective dates thereof and for the periods therein referred to, in accordance with generally accepted accounting principles, consistently applied. The financial representations include such financial reports for the Assignee and any general partners of the Assignee, and a letter of guarantee of financing from SCANA Corporation and ITC Holding Company, Inc. in the form attached as Exhibit C. It shall be a condition precedent of Sprint's obligations under this Assignment that Assignee shall deliver to Sprint an opinion of counsel as to the authority of the Assignee to accept the assignment of the Agreements by close of business on
            ____________.

2.0  STATUS OF AGREEMENTS

     Except as assigned and modified herein, the Agreements shall continue in full force and effect. In the event of a conflict between the terms and conditions of the Agreements and this Assignment, the Assignment shall control. The execution of this Assignment does not limit the right of Sprint and Assignee to pursue amendments to the Agreements in the future.

3.0  COUNTERPARTS

     To facilitate execution, this Assignment may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of the Assignment to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

Assignment of the Telecommunications Systems Agreement                    Page 2

IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year below written, but effective as of the day and year first set forth above.

INTERSTATE FIBERNET, A                      SPRINT COMMUNICATIONS COMPANY L.P.,
GEORGIA GENERAL PARTNERSHIP                 A DELAWARE LIMITED PARTNERSHIP
----------------------------------          -----------------------------------
By:    /s/ Doug Shumante                    By:    /s/ James B. Farris ???
       ---------------------------                 ----------------------------
Name:      Doug  Shumante                   Name:      James B. Farris
       ---------------------------          Title: Director, Network Real
Title: VP/CFO  Managing PTR                        Estate Acquisition and
       ---------------------------                 Administration
                                            Date:       7/24/95
Date:         7/25/95                              ----------------------------
       ---------------------------


STATE OF   GEORGIA           )
                             ) SS
COUNTY OF  TROUP             )



       On this 25 day of July, 1995 Doug Shumante, VP I CFO Managing PTR, Interstate FiberNet, a Georgia General Partnership, executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.


                         /s/  Nicole Holley  [MY COMMISSION EXPIRES FEB 1, 1999]
                         --------------------
                               Notary Public


STATE OF MISSOURI  )
                   ) ss
COUNTY OF JACKSON  )


       On this 24 day of July 1995 Wayne ??? for and at the Direction of James
B. Farris, Director, Real Estate Acquisition and Administration, Sprint Communications company L.P., a Delaware Limited Partnership executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.

             "NOTARY SEAL
      Janet S. Rynard, Notary Public        /s/  Janet S. Rynard
      Cass county, State of Missouri        -------------------------------
      My Commission Expires 4/18/98               Notary Public


ITC TRANSMISSION SYSTEMS, II               ITC TRANSMISSION SYSTEMS, INC.
A DELAWARE CORPORATION                     A DELAWARE CORPORATION
------------------------------             ------------------------------
By:  /s/  Doug Shumante                      By:  /s/  Doug Shumante
   ---------------------------                ---------------------------
Name:     Doug  Shumante                     Name:     Doug Shumante
     -------------------------                  -------------------------
Title:    VP /CFO                            Title:    VP /CFO
      ------------------------                   ------------------------
AS GENERAL PARTNER FOR                     AS GENERAL PARTNER FOR
INTERSTATE FIBERNET,                       INTERSTATE FIBERNET,
A GEORGIA GENERAL PARTNERSHIP              A GEORGIA GENERAL PARTNERSHIP
Date:      7/25/95                         Date:   7/25/95
     -----------------------------              -------------------------

STATE OF  GEORGIA )
                  )ss
COUNTY OF TROUP   )

       On this 25 day of July 1995 /s/ Doug Shumante, VP/CFO, ITC Transmission System, II, a Delaware Corporation executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.

                         /s/Nicole Holley   [MY COMMISSION EXPIRES FEB. 1, 1999]
                         -------------------
                            Notary Public

Assignment of the Telecommunications System Agreement                     Page 3

STATE OF  Georgia  )
                   )ss
COUNTY OF Troup    )

       On this 26th day of July, 1995 /s/ Doug Shumante VP/CFO, ITC Transmission Systems, Inc. a Delaware Corporation executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.
                                               /s/  Nicole Holley
                                               --------------------------------
[MY COMMISSION EXPIRES FEB.1, 1999]                  Notary  Public

MPX SYSTEMS,                                  GULF STATES TRANSIMISSION SYSTEMS,
A SOUTH CAROLINA CORPORATION                  INC. A CORPORATION
-----------------------------------           ---------------------------------
By:    /s/    M. D. Blackwell                 By:   /s/ Doug Shumante
       ----------------------------                 ---------------------------
Name:  /s/   M. D. BLACKWELL                  Name: /s/ Doug Shumante
       ----------------------------                 ---------------------------
Title: EXEC. VICE PRES.                       Title:    VP\CFO
       ----------------------------                  --------------------------
AS GENERAL PARTNER FOR                        AS GENERAL PARTNER FOR
GULF STATES FIBERNET                          GULF STATES FIBERNET,
A GEORGIA GENERAL PARTNERSHIP                 A GEORGIA GENERAL PARTNERSHIP

Date:  7/25/1995                              Date:  7/25/95
     ------------------------------                ----------------------------

STATE OF  South Carolina )
                         )ss
COUNTY OF Lexington      )

       On this 31 day of July, 1995 Mike D Blackwell, Exec. VP., MPX Systems, a South Carolina Corporation executed the foregoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.

                                               /s/  Billie Kay Morris
                                               ------------------------------
                                                     Notary Public
My Commission Expires Febuary 28, 2000


STATE OF  Georgia   )
                    ) ss
COUNTY OF Troup     )

       On this 26th day of July, 1995 Doug Shumate, V.P./CFO, Gulf states Transmission Systems, Inc., a Delaware Corporation executed the forgoing instrument. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year aforesaid.

    MY COMMISSION EXPIRES FEB.1, 1999       /s/  Nicole Holley
                                           -----------------------------
                                                 Notary Public

Assignment of the Telecommunications System Agreement                     Page 4

                                   EXHIBIT A
                      TELECOMMUNICATIONS SYSTEM AGREEMENT
                        Dated January 26, 1995 between
                            INTERSTATE FIBERNET and
                      SPRINT COMMUNICATIONS COMPANY L.P.

                                   EXHIBIT B
                             FINANCIAL STATEMENTS


I.     SCANA Corporation - 1994 Annual Report

II. ITC Holding Company, Inc. and Subsidiaries - 1994 Consolidated Financial Statements and Auditors' Report

III. MPX Systems, A SCANA Corporation - Unaudited 1994 Consolidated Balance Sheet and Statement of Income

IV. Gulf States FiberNet - Unaudited 1994 Provisional Balance Sheet and Income Statement

V. Gulf States Transmission Systems, Inc. - Unaudited 1994 Provisional Balance Sheets and Income Statement

                                   EXHIBIT C
                       LETTER OF GUARANTEE OF FINANCING

                       LETTER OF GUARANTEE OF FINANCING


               WHEREAS, ITC Transmissions Systems, Inc. and MPX Systems Inc. ("MPX") are the partners of Interstate FiberNet ("IFN"), ITC Holding Company, Inc. is the sole shareholder of ITC Transmission Systems, Inc. and SCANA Corporation is the sole shareholder of MPX; and

               WHEREAS, IFN has entered into a Telecommunications System Agreement dated January 26, 1995 ("TSA") with Sprint Communications Company L.P. ("SPRINT"');

               WHEREAS, the financing of the performance of IFN under the TSA is critical to execution of the TSA by Sprint;

               WHEREAS, Gulf States Transmission Systems, Inc. and MPX are the partners of Gulf States FiberNet ("GSFN") and ITC Holding Company, Inc. is the sole shareholder of Gulf States Transmission Systems, Inc; and

               WHEREAS, pursuant to Section 16.10 of the TSA, IFN has assigned the TSA in its entirety to GSFN, but under Section 16.10 Sprint consents to such assignment so long as ITC Holding Company, Inc. and SCANA Corporation guarantee the financing of the performance of GSFN under the TSA;

               NOW, THEREFORE, ITC Holding Company, Inc. and SCANA Corporation hereby guarantee that should financing not be obtained from outside sources, ITC Holding Company, Inc. and SCANA Corporation shall provide the necessary financing of the performance of GSFN under the TSA in the following proportions:

          SCANA Corporation                              Two-thirds
          ITC Holding Company, Inc.                      One-third

SCANA CORPORATION                                   ITC HOLDING COMPANY, INC.

By: /s/ [SIGNATURE ILLEGIBLE]                    By: /s/ Doug Shumate
-------------------------------                     ----------------------------

March 21, 1995                                      March 21, 1995
-------------------------------                     ----------------------------
Date                                                Date


                                       3